UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 3, 2011

COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	344297750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 423-1321

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On October 4, 2011, the management team of Cooper Tire & Rubber Company, a Delaware corporation (the "Company"), will be making the following slideshow presentation during various meetings with investors and analysts.

Available Information

Our internet address is http://www.coopertire.com.  We webcast our earnings calls and certain events we participate in or host on the investor relations portion of our website, http://coopertire.com/investors.aspx.  We also make available on our website free of charge a variety of information for investors.  Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about us, including:

•      our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material with or furnish it to the Securities and Exchange Commission (“SEC”);
•      information on our business strategies, financial results and selected key performance indicators;
•      announcements of our participation at investor conferences and other events;
•      press releases on quarterly earnings, product and service announcements and legal developments;
•      corporate governance information; and
•      other news and announcements that we may post from time to time that investors might find useful or interesting.

The content of our website is not intended to be incorporated by reference into this presentation or in any other report or document we file with or furnish to the SEC, and any references to our website is intended to be inactive textual references only.

Forward-Looking Statements

This press release contains what the Company believes are “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995, regarding projections, expectations or matters that the Company anticipates may happen with respect to the future performance of the industries in which the Company operates, the economies of the United States and other countries, or the performance of the Company itself, which involve uncertainty and risk.

Such “forward-looking statements” are generally, though not always, preceded by words such as “anticipates,” “expects,” “will,” “should,”  “believes,” “projects,” “intends,” “plans,” “estimates,” and similar terms that connote a view to the future and are not merely recitations of historical fact.  Such statements are made solely on the basis of the Company’s current views and perceptions of future events, and there can be no assurance that such statements will prove to be true.

It is possible that actual results may differ materially from those projections or expectations due to a variety of factors, including but not limited to:

•	changes in economic and business conditions in the world;
•	the failure to achieve expected sales levels;
•	consolidation among the Company's competitors or customers;
•	technology advancements;
•	the failure of the Company’s suppliers to timely deliver products in accordance with contract specifications;
•	changes in interest or foreign exchange rates;
•	changes in the Company’s customer relationships, including loss of particular business for competitive or other reasons;
•	the impact of reductions in the insurance program covering the principal risks to the Company, and other unanticipated events and conditions;

•	volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavailability of such raw materials or energy sources;
•	the inability to obtain and maintain price increases to offset higher production or material costs;
•	increased competitive activity including actions by larger competitors or lower-cost producers;
•	the inability to recover the costs to develop and test new products or processes;
•	the risks associated with doing business outside of the United States;
•
changes in pension expense and/or funding resulting from investment performance of the Company’s pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations;

•	government regulatory initiatives;
•	the impact of labor problems, including a strike brought against the Company or against one or more of its large customers or suppliers;
•	litigation brought against the Company including products liability;
•	an adverse change in the Company’s credit ratings, which could increase its borrowing costs and/or hamper its access to the credit markets;
•	changes to the credit markets and/or access to those markets;
•	inaccurate assumptions used in developing the Company’s strategic plan or operating plans or the inability or failure to successfully implement such plans;
•	inability to adequately protect the Company’s intellectual property rights;
•	failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources;
•	inability to use deferred tax assets;
•	changes to tariffs on certain tires imported into the United States from the People's Republic of China or the imposition of new tariffs or trade restrictions;
•	and changes in the Company’s relationship with joint-venture partners.

It is not possible to foresee or identify all such factors.  Any forward-looking statements in this report are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.

Prospective investors are cautioned that any such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected.

The Company makes no commitment to update any forward-looking statement included herein or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement.

Further information covering issues that could materially affect financial performance is contained in the Company's periodic filings with the U. S. Securities and Exchange Commission.

Investor Presentation

Roy Armes, Chairman, CEO and President

COOPERTIRES®

October 3, 2011

1

Safe Harbor Statement

This presentation contains strategic goals and other forward-looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from the goals and from current management forecasts and projections as a result of factors over which the Company may have limited or no control. Information on certain of these risk factors and additional information on forward-looking statements are included in the Company's reports on file with the Securities and Exchange Commission and are set forth at the end of this presentation.

Q3, 2011 results will tentatively be released October 31, 2011
See Coopertire.com for details.

2

COOPERTIRES

Agenda

- Recent News
- Company Background
- Q2, 2011 Summary
- Raw Materials
- Strategic Plan and Current Tactics
- Balance Sheet and Investments
- Changing Industry Factors
- Other Items
- Risks

4

Recent news

- July, 2011 - Cooper Zeon RS3™ UHP tire recognized by a prominent consumer testing organization as one of the best available on the market
- July 22, 2011 S&P upgraded CTB's corporate family outlook to positive from stable
- August, 2011 U.S. industry shipment increases 4.2% for light vehicle tires (RMA)
- August, 2011 Cooper recognized by Sears with a Partner in Progress Award
- August, 2011 Cooper received a federal grant to develop more fuel efficient tires
- September, 2011 Cooper Discoverer A/T3 recognized by a prominent consumer testing organization as the best all-terrain tire
- October, 2011 Announced a price increase in the U.S. of up to 5% with in-line adjustments effective December 1, 2011

5
COOPERTIRES

A leader in the tire industry

2010 Sales by Segment

30%
70%
North America
International

2010 Sales by Product*

5%
5%
20%
50%
20%
Passenger
Light Truck
Commercial Truck
Winter
Specialty

- 9th largest global tire manufacturer and 4th largest in the U.S.
- 2010 revenue of $3.4 billion
- 13% market share in the U.S. light vehicle replacement tire market,
- Limited O.E. presence
- Rapidly growing international and radial medium truck sales
- 2010 unit sales ≈47 million tires

*based on net sales, primarily in the replacement market

6

With a global network and presence

COOPERTIRES
NORTH AMERICA
EUROPE
ASIA
SOUTHEAST ASIA
Melksham, UK
Milan, Italy
Summer, WA
Findlay, OH
Stow, OH
Tupelo, MS
Texarkana, AR
Albany, GA
Corona, CA
Rancho Cucamonga, CA
Pearsall, Texas
Monterrey, Mexico
Guadalajara, Mexico
Mexico City, Mexico
Changchun, China
Baotou, China
Lanzhou, China
Xi'An, China
Rongcheng City, China
Kunshan, China
Wuhan, China
Liuzhou, China
Nanchang, China
Guiyang, China
Kunming, China
Shanghai, China
Zhang Jiagang, China
Singapore
Manufacturing Facilities
Distribution Centers
Sales Offices
Technical Centers
Cooper Service Stores

Note: Operations in Rongcheng City, China, and Guadalajara, Mexico are not wholly owned.

COOPERTIRES

7

A flexible and cost effective manufacturing network

- Findlay, OH (mfg, R&D, Corp HQ)
- Texarkana, AR (mfg)
- Tupelo, MS (mfg)
- Pearsall, TX (test track)
- Occidente, Guadalajara, Mexico (mfg)
- Stow, OH (Mickey Thomson HQ)
- Clarksdale, MS (rubber mixing)

- Cooper Chengshan Tire (CCT), Rongcheng City, China (mfg)
- Cooper Kunshan Tire (CKT), Kunshan, China (mfg)
- Asia Technical Center (ATC) and HQ, Shanghai, China (R&D)
- Melksham, England (mfg, R&D, European HQ)

Cooper's sourcing alternatives are used to maximize cost effectiveness using high quality, near source operations.

Note: Operations in Rongcheng City, China, and Guadalajara, Mexico are not wholly owned.

COOPERTIRES

8

A strong, diverse brand portfolio…

House Brands

- Cooper Tires
- Mastercraft Tires
- Mickey Thompson
- Dean Tires
- Roadmaster Tires
- Starfire Tires
- Dick Cepek Tires & Wheels
- Avon Tyres
- Austone
- Chengshan

Private Brand Distributors and National Retailers

- Hercules
- TBC Corporation
- Les Schwab Tires
- Big O Tires
- Pep Boys
- NTB Tires · Service · Brakes · Batteries
- Merchant's Tire & Auto Centers
- Discount Tire
- Sears Auto Center
- Tire Kingdom Service · Brakes · Batteries · More

9

A historically resilient industry in the U.S.

Light vehicle replacement tire industry shipments

Millions of tires
300
250
200
150
100
50
0
Passenger
Light Truck
In four decades only once has there been a period of two consecutive years of decline
208
217
226
233
222
225
228
235
238
230
238
223
218
230
233

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Light Truck	29	31	34	34	31	34	34	36	36	34	34	29	28	29	31
Passenger	179	186	192	199	191	191	194	199	202	196	204	194	190	201	202

10

2011 is based on an August, 2011 RMA estimate

COOPERTIRES

A Company that can grow

USD Billions
Total
North America
International
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2004
2005
2006
2007
2008
2009
2010

	2004	2005	2006	2007	2008	2009	2010
North America	1.7	1.8	2.0	2.2	2.1	2.0	2.4
International	0.3	0.3	0.7	0.9	1.0	1.0	1.3
Eliminations	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.2)	(0.3)
Total	2.0	2.0	2.6	2.9	2.9	2.8	3.4

11

Tire shipments can be impacted by economic factors

Percentage change in United States Shipments

	Q2 2011 vs Q2 2010			YTD June 2011 vs YTD June 2010		
	Total Industry	RMA Members	Cooper	Total Industry	RMA Members	Cooper
Passenger	-8.2%	-6.7%	-15.8%	-2.2%	-0.7%	-4.2%
Light Truck	4.2%	4.2%	8.0%	9.5%	9.3%	9.4%
Total Light Vehicle	-6.8%	-5.4%	-11.9%	-0.8%	0.5%	-1.9%
Medium Truck	7.4%	-1.2%	58.2%	15.3%	9.2%	63.3%

Second quarter shipments were impacted by high gas prices and economic uncertainty, particularly the broadline segment where Cooper has a large exposure. Other product segments including light truck, ultra high performance and commercial tires were strong.

12 Data Source: RMA and Cooper Tire

COOPERTIRES

Q2, 2011

(millions USD, except EPS)

Net Sales by Segment		Q2 2011			Q2 2010			Change from Prior Year
North American Tire	$	667		$	575			16.0%
International Tire		396			312			26.7%
Eliminations		(140)			(83)			68.6%
Total Company	$	922		$	804			14.7%
Operating Profit by Segment			OP %			OP %		
North American Tire	$	4	0.6%	$	20	3.4%	$	(16)
International Tire		23	5.9%		21	6.6%		2
Eliminations		(1)			0			(1)
Corporate		(2)			(7)			5
Total Company	$	24	2.6%	$	34	4.2%	$	(9)
Income (Loss) Discontinued Ops (Net of Tax)	$	-		$	25		$	(25)
Earnings Per Share (diluted) from continuing operations attributable to common stockholders	$	0.18		$	0.30		$	(0.12)
Cash and Cash Equivalents	$	138		$	379		$	(241)

Related information including an operating profit walk from the prior year are available at Coopertire.com under Investor Relations

13

6 Months Ended June 30, 2011

(millions USD, except EPS)

Net Sales by Segment		6 Months Ended June 30, 2011			6 Months Ended June 30, 2010			Change from Prior Year
North American Tire	$	1,315		$	1,107			18.8%
International Tire		759			606			25.3%
Eliminations		(246)			(154)			59.5%
Total Company	$	1,828		$	1,558			17.3%
Operating Profit by Segment			OP %			OP %		
North American Tire	$	25	1.9%	$	33	3.0%	$	(8)
International Tire		43	5.7%		43	7.1%		0
Eliminations		(3)			(0)			(2)
Corporate		(9)			(9)			(0)
Total Company	$	56	3.1%	$	67	4.3%	$	(10)
Income (Loss) Discontinued Ops (Net of Tax)	$	-		$	24		$	(24)
Earnings Per Share (diluted) from continuing operations available to common stockholders	$	0.43		$	0.50		$	(0.07)
Cash and Cash Equivalents	$	138		$	379		$	(241)

14

COOPERTIRES

Tires are a complex product

Input	% of CoGS
Raw Materials	50-55%
Labor	20-30%
Other	15-30%

Raw Material Breakdown	% of RM
Natural Rubber	20-25%
Synthetic Rubbers	25-30%
Carbon Black	10-15%
Reinforcing Fabrics	10-15%
Steel	10-15%
Other Raw Materials	10-15%

Note: These costs are historical estimates of typical costs and are based on production in what would traditionally be considered a high cost country. Raw material in Q2, 2011 was approximately 65% of CoGS.

COOPERTIRES

15

Raw material cost volatility is a challenge

Cooper's Raw Material Index
300
250
200
150
100
50
0
Q2, 2011 = 267
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11

Q3, 2011 is an estimate based on a sequential increase of < 5%.

COOPERTIRES

16

A long term strategy guides current tactics

STRATEGIC OBJECTIVES	GOALS/TARGETS(1)	TACTICS
Create a sustainable, competitive cost position	• 10 – 15% reduction in product costs • LCC Capacity/Sourcing to 35 – 45% of total capacity	Improved efficiency & optimizati on of global capacity via production ramp ups and expansions Flawless execution of global expansions Procurement/Material usage savings Process efficiency and quality improv Enhanced Supply Chain coordination Evolving tire design enhancements Complexity reduction SG&A control
Topline profitable growth	• Revenue Growth ~6% CAGR • Grow and defend the US market	New product introductions Channel position development Asian market evolution European product enhancements Grow RMT in U.S. Expand MT opportunities Improve mix (product and brand) Improve fill rates
Build organizational capabilities	• Enhance organizational and execution capabilities • ERP implementation • High performing team & culture	ERP design and deployment readiness - Launch MT in Q4, 2011 LEAN – Six Sigma .... BBs and GBs Talent Development

(1) Longer term goals detailed in the Strategic Plan.

Focus Areas

- Profitable sales growth
  - grow international sales to 50% of sales
  - focus on house and premium products
- Next level cost competiveness
- Product availability and supply
- ERP deployment readiness
- Brand refresh

More details on Cooper's Strategic Plan is available at Coopertire.com

COOPERTIRES

17

Successful new product launches support growth

Cooper Zeon RS3™ UHP tire and the Cooper Discoverer AT3 ™ recognized by a prominent consumer testing organization as best available on the market.

Media Recognition

MTD
MODERN TIRE DEALER
THE INDUSTRY'S LEADING PUBLICATION
Upgrading your software: Follow these 5 steps
Sizing up the segments
LT, SUV, UHP
and winter tires
Putting the recession behind you: Avoid these 6 mistakes

Brand Embedment

COOPERTIRES
LIFE'S A ROAD TRIP.
COME ON, LET'S GO.

Exciting Products

Cooper Zeon RS3-S
Hot tire to heat up summer sales.
The RS3-S is the latest Ultra High Performance summer tire within the Cooper family. It gives your customers Ultra Smart Performance and features tread compounds specifically formulated to combine dry and wet traction with crisp handling. Its asymmetric design allows for more outside tread to hold the road and promote longer tread life.
RS3-S
Cooper Zeon RS3-A
Performs in all weather for all customers.
Even in colder climates, the all-new Cooper Zeon RS3-A Ultra High Performance all-season tire delivers Ultra Smart Performance. Your customers will benefit from a silica tread compound designed for exceptional performance and 3-D micro gauge sipes and lateral grooves to hold the road under wet or light snow conditions.
RS3-A
Discoverer A/T3
Grips all terrain. Gains traction on sales.
Discoverer S/T MAXX
Make every job easier, including yours.

Significant product launches are occurring around the globe including commercial tires.

COOPERTIRES

18

A solid balance sheet and available liquidity

millions USD	6/30/2011
Cash & cash equivalents	$138
Parent Company Credit Lines	$275 to $375
	$413 to $513

Liquidity Items for Consideration

Capital expenditures between $140 and $160 million in 2011

Depreciation approximately $130 million in 2011

Lowest level of cash needed = $75 million

Additional $190 million of credit available in China

Long Term Debt	6/30/2011	12/31/2010
Parent Company		
8% unsecured notes due Deceomber 2019	$ 174	$ 174
7.625% unsecured notes due March 2027	117	117
Capitalized leases and other	10	11
	301	301
Subsidiaries	46	26
Total debt	346	327
Less current maturities	22	6
	$ 325	$ 321

Corporate Debt Ratings:

Moody's B1, Stable

S&P BB-, Positive

COOPERTIRES

19

Investment decisions focus on creating shareholder value

Funding Considerations

- Sustaining basic operations
- Dividends
- Strategic investments
- Profitable growth
- Cost reductions
- Additional pension funding
- Optimize WACC, long term capital structure, and credit rating
- Opportunistic capital structure changes
- Other shareholder friendly actions

Cash & Cash Equivalents (millions USD) at 12/31	
2005	$280
2006	$222
2007	$508
2008	$248
2009	$427
2010	$413

Analysis includes a review of returns and the anticipated future business environment. Priorities can change based on those expectations.

Cash at June 30, 2011 was $138 million

20

COOPERTIRES

Preparing for a changing industry

Tire Labeling

- Cooper supports to the extent it will enhance consumers' understanding of tires in a reasonable manner.
- Regulations are still being refined, implementation begins in 2012 in Europe.
- Cooper continues to be engaged and will use our strengths to benefit as the regulations are finalized.

421 Tariff

- Additional tariff of 30% on Chinese tires reduced to 25% in Sep, 2011 and will be 0% in Sep. 2012.
- Companies have increased imports from countries other than China.
- Cooper is well positioned to deal with either scenario (tariff continuing or expiring).
  - Enhanced competiveness at U.S. plants
  - Supply from Mexico
  - Flexibility at Cooper Kunshan Tire (can sell into China starting in 2012)

Rolling Resistance and Fuel Efficiency

- Cooper launched a "green tire", the GFE in 2009.
- Investments in related technology will continue.
- Future products will include this technology to drive value for the consumer.

21

COOPERTIRES

Other Items

- Cooper expects to release a significant portion of the valuation allowance on U.S. taxes in Q4, 2011(1). (At June 30, 2011 the valuation allowance was $173 million)
- Products liability charges should follow the trend of expense consistent with recent trends after adjusting for the Toe case and for higher legal fees, as we do not expect any insurance recoveries for fees going forward. For more information on Products Liability please refer to our 10-K and other filings.
- Pension costs are projected to be $10 million higher in 2011, reflecting primarily a lower discount rate. Funding levels similar to 2010 at $40 million.
- Effective tax rates for the full year were projected as of the Q2, 2011 earning release to be in the 20% to 30% range for 2011.

(1) Q3, 2011 may include up to $15 million of tax charges that would increase the valuation allowance the impact of which would subsequently be reversed as a part of the release of the valuation allowance.

22

COOPERTIRES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Assistant Secretary

Date:  October 3, 2011